UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc. (HIX).

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
April 30, 2025

WESTERN ASSET
HIGH INCOME FUND II INC. (HIX)

Fund objectives
The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.
What’s inside

II
Western Asset High Income Fund II Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
May 30, 2025
Western Asset High Income Fund II Inc.

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, payment-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements including credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.
Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.
At Western Asset Management Company, LLC (Western Asset), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Christopher F. Kilpatrick and Walter Kilcullen.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility, but generated a solid return over the twelve months ended April 30, 2025. The market was driven by several factors, including overall resilient economic growth, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, a U.S. trade war, and several geopolitical issues.
The Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December 2024 reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. However, since that
Western Asset High Income Fund II Inc. 2025 Annual Report

Fund overview (cont’d)
time the Fed has remained on hold as it weighs the impact of President Trump’s tariffs on the economy and inflation. The March 2025 Summary of Economic Projections showed that Fed officials now anticipate lowering rates twice for a total of 50 basis points (one-half percent) in 2025.
The two-year Treasury yield began the reporting period at 5.04% and ended at 3.60%, whereas the ten-year Treasury yield began the reporting period at 4.69% and ended at 4.17%. All told, the Bloomberg U.S. Aggregate Indexi returned 8.02% for the twelve months ended April 30, 2025. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global)iii returned 8.69% and 8.82%, respectively.
Q. How did we respond to these changing market conditions?
A. A number of changes were made to the portfolio during the reporting period. Spreads widened at the beginning of April 2025, and we took the opportunity to complete multiple book yield swaps and trim some investment-grade rated securities, while buying high-yield bonds. We favored high-quality, high-yield corporates, specifically BB-rated securities. As rates were higher into April, we felt it was prudent to add to high-yield and collateralized loan obligations, while reducing emerging markets debt, given elevated inflation and slowing growth, but strong fundamentals.
During the reporting period, we tactically utilized leverage in the Fund. We ended the period with leverage as a percentage of total assets of approximately 33%, versus roughly 29% when the period began. The use of leverage contributed to results given most spread sectors posted positive total returns during the period.
Currency forwards, which were used to help manage the Fund’s currency exposures, detracted from performance. Index credit default swaps, which were used to help manage the Fund’s credit exposures, also detracted from performance.
Performance review
For the twelve months ended April 30, 2025, Western Asset High Income Fund II Inc. returned 8.11% based on its net asset value (NAV)iv and 7.52% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s benchmark, the Composite Index, comprised of 80% Bloomberg U.S. Corporate High Yield (2% constrained) and 20% JPM EMBI Globalv, and unmanaged benchmarks, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and the JPM EMBI Global, returned 8.72%, 8.69% and 8.82%, respectively, for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s investment manager believes the practice helps maintain the

Western Asset High Income Fund II Inc. 2025 Annual Report

Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.59 per share of which $0.19 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2025
Price Per Share	12-Month Total Return**
$4.26 (NAV)	8.11%†
$4.08 (Market Price)	7.52%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Within our developed market high-yield allocation, several positions were rewarded. Examples of overweight positions that outperformed within the communications space were EchoStar, Altice France SA, Virgin Media Finance, Telecom Italia Capital SA and Viasat. Issuers in the transportation space also contributed to returns, including overweight positions in Carnival, Royal Caribbean Cruises, Norwegian Cruise Lines (NCL Finance) and American Airlines. Finally, examples of consumer facing issuer overweights that outperformed were betting and gaming company Evoke (formerly known as 888 Acquisitions), as well as private prison operators CoreCivic and the Geo Group.
Investment-grade rated debt in general underperformed lower quality, higher levered, and shorter duration spread products during the reporting period. However, a handful of overweights were materially additive to performance. Examples of overweights that outperformed were subordinated exposure to several large global money center banks, such as Lloyds Banking Group, BNP Paribas SA and UBS Group AG. In addition, exposures to communications companies, such as Sprint Capital and Charter Communications, were beneficial.
*
For the character of distributions paid during the fiscal year ended April 30, 2025, please refer to page 70 of this report.
Western Asset High Income Fund II Inc. 2025 Annual Report

Fund overview (cont’d)
In emerging markets, many of the Fund’s positions performed well. Examples of overweights that were beneficial included provincial debt in Argentina, specifically Provincia de Buenos Aires and Provincia de Cordoba, as well as Brazilian state-run energy company Petrobras Global Finance BV, Colombian energy company Ecopetrol SA and Argentina’s YPF SA.
Q. What were the leading detractors from performance?
A. While the Fund performed well, there were a handful of positions that were not rewarded during the reporting period. Specifically, the escrow receipt resulting from our opportunistic allocation to Credit Suisse AT1s in March 2023 traded down in price and was a detractor from performance. Overweight allocations in Venture Global LNG, the holding company parent of the LNG project Venture Global Calcasieu Pass, global specialty pharmaceutical and medical devices company Bausch Health, and American ultra-low-cost carrier Spirit Airlines were other examples of underperformers. Within our bank loan allocation, an overweight allocation to Weight Watchers International secured loans performed poorly.
Despite many emerging market positions performing well, our positioning in the space was ultimately a slight negative, as our overweights to Mexican and Brazilian local sovereign debt underperformed. In addition, the fact that the Fund did not hold benchmark exposures to Republic of Argentina and Republic of Indonesia, which performed well, detracted from performance.
Looking for additional information?
The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XHGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
May 30, 2025
RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be

Western Asset High Income Fund II Inc. 2025 Annual Report

a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of April 30, 2025, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 44 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2025 were: consumer discretionary (26.1%), communication services (20.4%), industrials (17.8%), energy (16.0%) and financials (14.1%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
Western Asset High Income Fund II Inc. 2025 Annual Report

Fund overview (cont’d)
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii
The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
iii
The JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
v
The Composite Index is comprised of 80% Bloomberg U.S. Corporate High Yield (2% constrained) and 20% JPM EMBI Global. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

Western Asset High Income Fund II Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

25%
20%
15%
10%
5%
0%
As of April 30, 2025
As of April 30, 2024
17.6
19.2
13.8
11.8
12.0
10.8
10.8
11.3
9.6
12.3
8.7
9.0
6.0
5.7
5.0
4.6
4.9
2.6
4.5
3.9
3.7
2.2
1.2
1.3
1.1
1.1
1.0
1.7
0.1
2.5
Consumer discretionary
Communication services
Industrials
Energy
Financials
Sovereign bonds
Health care
Collateralized mortgage obligations
Asset-backed securities
Materials
Information technology
Real estate
Utilities
Consumer staples
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of April 30, 2025, and April 30, 2024, and does not include derivatives, such as forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Western Asset High Income Fund II Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 4/30/25	8.11%
Five Years Ended 4/30/25	3.45
Ten Years Ended 4/30/25	2.85
Cumulative total returns[1]
4/30/15 through 4/30/25	32.40%

Market Price
Average annual total returns[2]
Twelve Months Ended 4/30/25	7.52%
Five Years Ended 4/30/25	5.18
Ten Years Ended 4/30/25	3.41
Cumulative total returns[2]
4/30/15 through 4/30/25	39.79%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset High Income Fund II Inc. 2025 Annual Report

Historical performance
Value of $10,000 invested in
Western Asset High Income Fund II Inc. vs. Benchmark Indices† — April 2015 - April 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in Western Asset High Income Fund II Inc. on April 30, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through April 30, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index, the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Composite Index (together, the “Indices”). The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Composite Index is comprised of 80% Bloomberg U.S. Corporate High Yield (2% constrained) and 20% JPM EMBI Global and reflects the blended rate of return of the following underlying indices: 80% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and 20% JPM EMBI Global. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 103.4%
Communication Services — 17.8%
Diversified Telecommunication Services — 4.8%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	6,740,000	$4,979,186 (a)(b)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	2,830,000	880,384 (a)
Altice France Holding SA, Senior Secured Notes	6.000%	2/15/28	1,840,000	572,673 (a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	2,500,000	2,043,321 (a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	520,000	426,423 (a)
Fibercop SpA, Senior Secured Notes	6.000%	9/30/34	2,485,000	2,307,252 (a)(b)
Fibercop SpA, Senior Secured Notes	7.200%	7/18/36	1,176,000	1,135,271 (a)(b)
Fibercop SpA, Senior Secured Notes	7.721%	6/4/38	202,000	200,632 (a)
Level 3 Financing Inc., Senior Secured Notes	11.000%	11/15/29	2,220,000	2,483,625 (a)(b)
Telecom Argentina SA, Senior Notes	9.500%	7/18/31	920,000	965,540 (a)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	161,000	155,627
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	394,000	404,005
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	98,000	102,262
Turk Telekomunikasyon AS, Senior Notes	7.375%	5/20/29	1,670,000	1,675,691 (a)
Total Diversified Telecommunication Services				18,331,892
Entertainment — 0.7%
Banijay Entertainment SAS, Senior Secured Notes	8.125%	5/1/29	2,660,000	2,728,813 (a)(b)
Interactive Media & Services — 0.4%
Snap Inc., Senior Notes	6.875%	3/1/33	1,710,000	1,709,283 (a)
Media — 7.2%
AMC Networks Inc., Senior Secured Notes	10.250%	1/15/29	1,060,000	1,091,095 (a)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,850,000	$1,644,897 (b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	6/1/33	1,500,000	1,306,211 (a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	2,430,000	2,048,595 (a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.850%	4/1/61	1,080,000	639,900 (b)
DirecTV Financing LLC/ DirecTV Financing Co-Obligor Inc., Senior Secured Notes	10.000%	2/15/31	1,790,000	1,696,455 (a)
DISH DBS Corp., Senior Notes	5.125%	6/1/29	1,520,000	953,585
EchoStar Corp., Senior Secured Notes	10.750%	11/30/29	5,051,707	5,347,802 (b)
EchoStar Corp., Senior Secured Notes (6.750% Cash or 6.750% PIK)	6.750%	11/30/30	2,821,618	2,632,719 (c)
iHeartCommunications Inc., Senior Secured Notes	9.125%	5/1/29	845,500	656,057 (a)(b)
Sunrise HoldCo IV BV, Senior Secured Notes	5.500%	1/15/28	2,500,000	2,452,469 (a)(b)
United Group BV, Senior Secured Notes	5.250%	2/1/30	1,030,000 EUR	1,157,845 (b)(d)
Virgin Media Finance PLC, Senior Notes	5.000%	7/15/30	1,240,000	1,088,788 (a)(b)
Virgin Media Vendor Financing Notes III DAC, Senior Secured Notes	4.875%	7/15/28	2,500,000 GBP	3,139,342 (a)(b)
VZ Secured Financing BV, Senior Secured Notes	5.000%	1/15/32	1,820,000	1,589,999 (a)(b)
Total Media				27,445,759
Wireless Telecommunication Services — 4.7%
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	360,000	352,181 (a)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	1,150,000	$1,087,950 (a)(b)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	2,220,000	1,523,561 (a)
CSC Holdings LLC, Senior Notes	4.625%	12/1/30	2,330,000	1,079,998 (a)
CSC Holdings LLC, Senior Notes	3.375%	2/15/31	800,000	534,800 (a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	4,630,000	3,153,052 (a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,353,700 (b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	6,208,202 (e)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	2,060,000	1,812,712 (a)(b)
Total Wireless Telecommunication Services				18,106,156

Total Communication Services				68,321,903
Consumer Discretionary — 22.5%
Automobile Components — 2.6%
Adient Global Holdings Ltd., Senior Notes	7.500%	2/15/33	740,000	701,818 (a)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	3,331,000	3,253,001
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	50,000	43,924
Clarios Global LP/Clarios US Finance Co., Senior Secured Notes	6.750%	2/15/30	910,000	926,653 (a)
Garrett Motion Holdings Inc./ Garrett LX I Sarl, Senior Notes	7.750%	5/31/32	840,000	839,225 (a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	1,400,000	1,409,272 (a)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	840,000	767,355 (a)
ZF North America Capital Inc., Senior Notes	6.875%	4/23/32	2,210,000	1,941,973 (a)(b)
Total Automobile Components				9,883,221
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Automobiles — 2.7%
Aston Martin Capital Holdings Ltd., Senior Secured Notes	10.375%	3/31/29	1,300,000 GBP	$1,524,999 (a)
Ford Motor Credit Co. LLC, Senior Notes	7.350%	3/6/30	1,500,000	1,552,058 (b)
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	1,110,000	949,266 (b)
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	1,250,000	1,253,398 (a)(b)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	2,320,000	2,145,676 (a)(b)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	3,060,000	2,957,571 (a)(b)
Total Automobiles				10,382,968
Broadline Retail — 0.8%
Marks & Spencer PLC, Senior Notes	7.125%	12/1/37	2,240,000	2,383,977 (a)(b)
Prosus NV, Senior Notes	4.193%	1/19/32	600,000	547,469 (d)
QVC Inc., Senior Secured Notes	5.450%	8/15/34	392,000	192,645
Total Broadline Retail				3,124,091
Diversified Consumer Services — 0.6%
IPD 3 BV, Senior Secured Notes	8.000%	6/15/28	190,000 EUR	224,444 (a)
IPD 3 BV, Senior Secured Notes	5.500%	6/15/31	320,000 EUR	362,929 (a)(f)
IPD 3 BV, Senior Secured Notes (3 mo. EURIBOR + 3.375%)	5.876%	6/15/31	230,000 EUR	259,270 (a)(g)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,370,000	1,410,401
WW International Inc., Senior Secured Notes	4.500%	4/15/29	770,000	183,811 (a)
Total Diversified Consumer Services				2,440,855
Hotels, Restaurants & Leisure — 13.0%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,460,000 EUR	2,792,245 (a)(b)
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	1,500,000 EUR	1,702,589 (b)(d)
Caesars Entertainment Inc., Senior Secured Notes	7.000%	2/15/30	1,000,000	1,024,268 (a)(b)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Hotels, Restaurants & Leisure — continued
Caesars Entertainment Inc., Senior Secured Notes	6.500%	2/15/32	460,000	$462,807 (a)
Carnival Corp., Senior Notes	5.750%	3/15/30	1,470,000	1,460,700 (a)
Carnival Corp., Senior Notes	6.125%	2/15/33	1,060,000	1,051,699 (a)
Carnival PLC, Senior Notes	1.000%	10/28/29	6,990,000 EUR	6,933,604 (b)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	3,770,000	3,532,206 (a)(b)
Las Vegas Sands Corp., Senior Notes	5.625%	6/15/28	200,000	200,534 (f)
Las Vegas Sands Corp., Senior Notes	6.000%	6/14/30	1,260,000	1,267,646 (f)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,240,000	1,124,525 (a)(b)
NCL Corp. Ltd., Senior Notes	6.750%	2/1/32	3,530,000	3,449,250 (a)(b)
NCL Corp. Ltd., Senior Secured Notes	8.125%	1/15/29	760,000	796,413 (a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	3,000,000	2,980,688 (a)(b)
Pinnacle Bidco PLC, Senior Secured Notes	10.000%	10/11/28	1,900,000 GBP	2,691,553 (a)(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	4,720,000	4,717,818 (a)(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	2,910,000	2,909,196 (a)(b)
Sands China Ltd., Senior Notes	2.850%	3/8/29	2,620,000	2,350,125 (b)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,000,000	998,751 (a)(b)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	1,500,000	1,486,217 (a)(b)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	2,250,000	2,149,626 (a)(b)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	800,000	739,292 (a)
Wynn Resorts Finance LLC/ Wynn Resorts Capital Corp., Senior Notes	5.125%	10/1/29	2,170,000	2,094,571 (a)(b)
Wynn Resorts Finance LLC/ Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	750,000	774,453 (a)
Total Hotels, Restaurants & Leisure				49,690,776
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Specialty Retail — 2.6%
Global Auto Holdings Ltd./ AAG FH UK Ltd., Senior Notes	11.500%	8/15/29	1,500,000	$1,441,890 (a)(b)
Global Auto Holdings Ltd./ AAG FH UK Ltd., Senior Notes	8.750%	1/15/32	2,480,000	1,988,675 (a)(b)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	1,860,000	978,510 (a)(b)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	1,510,000	1,408,642 (a)(b)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.750%	3/1/32	2,110,000	2,128,098 (b)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	2,098,000	1,982,552 (a)(b)
Total Specialty Retail				9,928,367
Textiles, Apparel & Luxury Goods — 0.2%
Saks Global Enterprises LLC, Senior Secured Notes	11.000%	12/15/29	1,250,000	759,572 (a)

Total Consumer Discretionary				86,209,850
Consumer Staples — 0.5%
Beverages — 0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, Senior Notes	5.250%	4/27/29	2,150,000	2,059,125 (a)

Energy — 15.9%
Energy Equipment & Services — 0.2%
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	910,000	867,833 (a)
Oil, Gas & Consumable Fuels — 15.7%
Blue Racer Midstream LLC/ Blue Racer Finance Corp., Senior Notes	7.250%	7/15/32	500,000	513,187 (a)
Chord Energy Corp., Senior Notes	6.750%	3/15/33	2,350,000	2,289,939 (a)(b)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	240,000	234,285 (b)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	1,030,000	1,042,376 (a)(b)
Crescent Energy Finance LLC, Senior Notes	7.375%	1/15/33	740,000	655,627 (a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,350,000	1,576,393 (b)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Ecopetrol SA, Senior Notes	5.875%	11/2/51	4,110,000	$2,627,996 (b)
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	950,000	945,814 (b)(g)(h)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	751,000	723,789 (g)(h)
EQT Corp., Senior Notes	4.500%	1/15/29	1,812,000	1,758,606 (a)(b)
EQT Corp., Senior Notes	7.500%	6/1/30	950,000	1,022,276 (a)
EQT Corp., Senior Notes	4.750%	1/15/31	460,000	444,505 (a)
Expand Energy Corp., Senior Notes	4.750%	2/1/32	1,000,000	939,187 (b)
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	8.375%	11/1/33	890,000	847,481 (a)(b)
Howard Midstream Energy Partners LLC, Senior Notes	7.375%	7/15/32	1,360,000	1,393,576 (a)(b)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,950,000	2,213,018 (b)
New Generation Gas Gathering LLC, Senior Secured Notes (3 mo. Term SOFR + 5.750%)	10.016%	9/30/29	582,703	573,962 (a)(g)(i)(j)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,900,000	2,143,483 (a)(b)
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000	1,223,655 (b)
Permian Resources Operating LLC, Senior Notes	6.250%	2/1/33	970,000	949,430 (a)(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	5,620,000	5,453,135 (b)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,750,000	1,290,827 (a)
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	1,000,000	616,860 (a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,000,000	689,361
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	5,220,000	3,449,061 (b)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,759,000	$1,758,889 (b)
Range Resources Corp., Senior Notes	8.250%	1/15/29	710,000	727,717 (b)
Rockies Express Pipeline LLC, Senior Notes	6.750%	3/15/33	470,000	478,123 (a)
Summit Midstream Holdings LLC, Senior Secured Notes	8.625%	10/31/29	620,000	611,501 (a)
Venture Global LNG Inc., Junior Subordinated Notes (9.000% to 9/30/29 then 5 year Treasury Constant Maturity Rate + 5.440%)	9.000%	9/30/29	4,640,000	3,992,511 (a)(b)(g)(h)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	2,290,000	2,326,615 (a)(b)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	7.750%	5/1/35	960,000	986,605 (a)
Vermilion Energy Inc., Senior Notes	6.875%	5/1/30	1,110,000	971,330 (a)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,540,000	1,238,620 (b)
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	7,627,000	6,105,535 (e)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	780,000	875,530 (b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	3,739,359 (e)
YPF SA, Senior Notes	6.950%	7/21/27	670,000	657,410 (a)
Total Oil, Gas & Consumable Fuels				60,087,574

Total Energy				60,955,407
Financials — 10.4%
Banks — 4.6%
Banco Santander SA, Junior Subordinated Notes (9.625% to 11/21/33 then 5 year Treasury Constant Maturity Rate + 5.298%)	9.625%	5/21/33	1,000,000	1,132,191 (g)(h)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	4,320,000	$4,451,281 (a)(e)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000	2,544,314 (a)(b)(g)(h)
HSBC Holdings PLC, Subordinated Notes (8.113% to 11/3/32 then SOFR + 4.250%)	8.113%	11/3/33	1,730,000	1,972,827 (b)(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	3,050,000	3,048,857 (a)(b)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	4,320,000	4,439,491 (e)(g)(h)
Total Banks				17,588,961
Capital Markets — 1.5%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,000,000	1,817,381 (a)(b)
Credit Suisse AG AT1 Claim	—	—	14,780,000	0 *(i)(j)(k)
StoneX Group Inc., Senior Secured Notes	7.875%	3/1/31	1,540,000	1,604,791 (a)(b)
UBS Group AG, Junior Subordinated Notes (6.875% to 8/7/25 then USD 5 year ICE Swap Rate + 4.590%)	6.875%	8/7/25	1,000,000	1,001,175 (d)(g)(h)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/28 then 5 year Treasury Constant Maturity Rate + 4.745%)	9.250%	11/13/28	1,440,000	1,559,509 (a)(b)(g)(h)
Total Capital Markets				5,982,856
Consumer Finance — 1.2%
FirstCash Inc., Senior Notes	4.625%	9/1/28	500,000	485,241 (a)
FirstCash Inc., Senior Notes	6.875%	3/1/32	1,000,000	1,024,372 (a)(b)
Navient Corp., Senior Notes	6.750%	6/15/26	1,990,000	2,009,802 (b)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Consumer Finance — continued
OneMain Finance Corp., Senior Notes	7.125%	3/15/26	1,250,000	$1,261,956
Total Consumer Finance				4,781,371
Financial Services — 1.5%
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	360,000	380,231 (a)
Boost Newco Borrower LLC/ GTCR W Dutch Finance Sub BV, Senior Secured Notes	8.500%	1/15/31	190,000 GBP	272,704 (a)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	7.125%	4/30/31	2,330,000	2,404,891 (a)(b)
VFH Parent LLC/Valor Co-Issuer Inc., Senior Secured Notes	7.500%	6/15/31	1,190,000	1,222,694 (a)
VistaJet Malta Finance PLC/ Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	600,000	583,437 (a)
VistaJet Malta Finance PLC/ Vista Management Holding Inc., Senior Notes	6.375%	2/1/30	970,000	838,619 (a)(b)
Total Financial Services				5,702,576
Insurance — 0.7%
APH Somerset Investor 2 LLC/ APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, Senior Notes	7.875%	11/1/29	1,410,000	1,378,092 (a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,188,720 (a)(b)
Total Insurance				2,566,812
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	1,000,000	924,511 (a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	580,000	555,738 (a)
Starwood Property Trust Inc., Senior Notes	7.250%	4/1/29	1,820,000	1,889,660 (a)(b)
Total Mortgage Real Estate Investment Trusts (REITs)				3,369,909

Total Financials				39,992,485
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care — 7.5%
Health Care Providers & Services — 4.3%
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	1,190,000	$983,750 (a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	10.875%	1/15/32	5,760,000	5,954,446 (a)(b)
HCA Inc., Senior Notes	7.500%	11/15/95	2,205,000	2,206,946 (b)
LifePoint Health Inc., Senior Secured Notes	11.000%	10/15/30	1,000,000	1,095,896 (a)(b)
Sotera Health Holdings LLC, Senior Secured Notes	7.375%	6/1/31	1,500,000	1,540,336 (a)(b)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	1,290,000	1,290,344 (b)
Tenet Healthcare Corp., Senior Notes	6.125%	10/1/28	890,000	888,517 (b)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,500,000	2,569,628 (b)
Total Health Care Providers & Services				16,529,863
Pharmaceuticals — 3.2%
1261229 BC Ltd., Senior Secured Notes	10.000%	4/15/32	3,030,000	2,968,897 (a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	650,000	618,137 (a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	310,000	203,438 (a)
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	3,580,000	2,911,399 (a)(b)
Par Pharmaceutical Inc., Escrow	—	—	1,050,000	0 *(a)(i)(j)(k)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	2,417,495 (b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	2,700,000	2,626,631 (b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	480,000	339,584
Total Pharmaceuticals				12,085,581

Total Health Care				28,615,444
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrials — 14.7%
Aerospace & Defense — 1.8%
Axon Enterprise Inc., Senior Notes	6.125%	3/15/30	580,000	$591,544 (a)
Axon Enterprise Inc., Senior Notes	6.250%	3/15/33	290,000	296,301 (a)
Bombardier Inc., Senior Notes	7.500%	2/1/29	1,910,000	1,969,292 (a)(b)
Bombardier Inc., Senior Notes	8.750%	11/15/30	1,200,000	1,287,313 (a)(b)
Bombardier Inc., Senior Notes	7.250%	7/1/31	1,450,000	1,486,402 (a)(b)
Bombardier Inc., Senior Notes	7.000%	6/1/32	130,000	131,688 (a)
TransDigm Inc., Senior Secured Notes	6.750%	8/15/28	1,000,000	1,021,344 (a)(b)
Total Aerospace & Defense				6,783,884
Building Products — 0.6%
Masterbrand Inc., Senior Notes	7.000%	7/15/32	520,000	521,885 (a)
Quikrete Holdings Inc., Senior Secured Notes	6.375%	3/1/32	1,960,000	1,972,703 (a)
Total Building Products				2,494,588
Commercial Services & Supplies — 3.5%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	220,000	214,503
CoreCivic Inc., Senior Notes	8.250%	4/15/29	3,930,000	4,146,347 (b)
GEO Group Inc., Senior Notes	10.250%	4/15/31	2,080,000	2,274,777
GEO Group Inc., Senior Secured Notes	8.625%	4/15/29	990,000	1,041,701
GFL Environmental Inc., Senior Secured Notes	6.750%	1/15/31	1,620,000	1,686,016 (a)(b)
RB Global Holdings Inc., Senior Notes	7.750%	3/15/31	1,390,000	1,459,130 (a)
RR Donnelley & Sons Co., Senior Secured Notes	9.500%	8/1/29	2,780,000	2,650,081 (a)
Total Commercial Services & Supplies				13,472,555
Construction & Engineering — 1.2%
Arcosa Inc., Senior Notes	6.875%	8/15/32	640,000	652,759 (a)
ATP Tower Holdings/Andean Telecom Partners Chile SpA/ Andean Tower Partners Colombia SAS, Senior Secured Notes	7.875%	2/3/30	1,700,000	1,699,306 (a)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Construction & Engineering — continued
Brundage-Bone Concrete Pumping Holdings Inc., Senior Secured Notes	7.500%	2/1/32	360,000	$351,663 (a)
Tutor Perini Corp., Senior Notes	11.875%	4/30/29	1,630,000	1,760,669 (a)
Total Construction & Engineering				4,464,397
Electrical Equipment — 0.2%
Sensata Technologies BV, Senior Notes	4.000%	4/15/29	750,000	691,019 (a)
Ground Transportation — 0.7%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	1,950,000	1,610,112 (a)
XPO Inc., Senior Notes	7.125%	2/1/32	1,000,000	1,025,494 (a)
Total Ground Transportation				2,635,606
Machinery — 0.9%
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	2,261,000	2,215,812 (b)
TK Elevator Holdco GmbH, Senior Notes	6.625%	7/15/28	990,000 EUR	1,123,804 (a)
Total Machinery				3,339,616
Passenger Airlines — 5.0%
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	3,760,000	3,717,626 (a)
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	1,870,000	1,907,061 (a)(b)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	880,000	892,538 (b)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	7,670,000	7,670,000 (a)(e)
JetBlue Airways Corp./ JetBlue Loyalty LP, Senior Secured Notes	9.875%	9/20/31	900,000	829,718 (a)
Spirit Loyalty Cayman Ltd./ Spirit IP Cayman Ltd., Senior Secured Notes (11.000% Cash or 4.000% PIK and 8.000% Cash)	11.000%	3/6/30	1,852,791	1,469,495 (a)(c)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	2,700,000	2,663,749 (a)(b)
Total Passenger Airlines				19,150,187
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Trading Companies & Distributors — 0.4%
United Rentals North America Inc., Senior Notes	6.125%	3/15/34	1,500,000	$1,518,054 (a)(b)
Transportation Infrastructure — 0.4%
Aeropuertos Dominicanos Siglo XXI SA, Senior Secured Notes	7.000%	6/30/34	400,000	406,624 (a)
Gatwick Airport Finance PLC, Senior Secured Notes	4.375%	4/7/26	1,000,000 GBP	1,310,369 (b)(d)
Total Transportation Infrastructure				1,716,993

Total Industrials				56,266,899
Information Technology — 4.2%
Communications Equipment — 2.0%
CommScope LLC, Senior Secured Notes	4.750%	9/1/29	868,000	767,204 (a)(b)
CommScope LLC, Senior Secured Notes	9.500%	12/15/31	330,000	337,860 (a)
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	5,210,000	4,880,303 (a)(b)
Viasat Inc., Senior Notes	7.500%	5/30/31	2,130,000	1,623,736 (a)
Total Communications Equipment				7,609,103
Electronic Equipment, Instruments & Components — 0.4%
EquipmentShare.com Inc., Secured Notes	8.625%	5/15/32	650,000	664,416 (a)
EquipmentShare.com Inc., Senior Secured Notes	8.000%	3/15/33	790,000	780,948 (a)
Total Electronic Equipment, Instruments & Components				1,445,364
IT Services — 0.2%
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	910,000	923,693 (a)
Software — 1.3%
Cloud Software Group Inc., Senior Secured Notes	8.250%	6/30/32	2,970,000	3,100,377 (a)(b)
Gen Digital Inc., Senior Notes	6.250%	4/1/33	850,000	849,832 (a)(b)
Open Text Corp., Senior Notes	3.875%	2/15/28	1,000,000	956,855 (a)(b)
Total Software				4,907,064
Technology Hardware, Storage & Peripherals — 0.3%
Diebold Nixdorf Inc., Senior Secured Notes	7.750%	3/31/30	630,000	657,480 (a)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Technology Hardware, Storage & Peripherals — continued
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	495,000	$490,382
Total Technology Hardware, Storage & Peripherals				1,147,862

Total Information Technology				16,033,086
Materials — 6.6%
Chemicals — 0.7%
Braskem Netherlands Finance BV, Senior Notes	5.875%	1/31/50	700,000	474,578 (d)
Cerdia Finanz GmbH, Senior Secured Notes	9.375%	10/3/31	490,000	494,287 (a)
Sasol Financing USA LLC, Senior Notes	8.750%	5/3/29	1,690,000	1,603,627 (a)(b)
Total Chemicals				2,572,492
Containers & Packaging — 0.7%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,036,250	33,557 (a)(c)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	3,220,000	1,484,742 (a)(b)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,320,000	1,424,381
Total Containers & Packaging				2,942,680
Metals & Mining — 5.2%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	3,200,000	3,485,548 (e)
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	580,000	570,308 (a)
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	2,350,000	2,467,972 (a)(b)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	4,520,000	4,586,914 (a)(b)
First Quantum Minerals Ltd., Senior Notes	8.000%	3/1/33	5,800,000	5,745,647 (a)(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	3,157,926 (e)
Total Metals & Mining				20,014,315

Total Materials				25,529,487
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate — 1.8%
Diversified REITs — 0.2%
MPT Operating Partnership LP/MPT Finance Corp., Senior Secured Notes	8.500%	2/15/32	710,000	$721,930 (a)
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	260,000	201,545
Hotel & Resort REITs — 0.7%
Service Properties Trust, Senior Notes	8.875%	6/15/32	2,770,000	2,680,529 (b)
Real Estate Management & Development — 0.5%
Add Hero Holdings Ltd., Senior Secured Notes (7.500% Cash or 8.500% PIK)	8.500%	9/30/29	282,021	22,562 (c)(d)
Add Hero Holdings Ltd., Senior Secured Notes (8.000% Cash or 9.000% PIK)	9.000%	9/30/30	230,011	6,613 (c)(d)
Add Hero Holdings Ltd., Senior Secured Notes (8.800% Cash or 9.800% PIK)	9.800%	9/30/31	301,308	7,533 (c)(d)
China Aoyuan Group Ltd., Senior Notes, Step bond (0.000% to 9/30/31 then 1.000%)	0.000%	3/30/2173	414,893	3,112 (d)(h)
China Aoyuan Group Ltd., Senior Secured Notes (5.500% PIK)	5.500%	9/30/31	112,516	1,594 (c)(d)
Country Garden Holdings Co. Ltd., Senior Secured Notes	—	1/27/24	1,450,000	126,179 *(d)(l)
Cushman & Wakefield US Borrower LLC, Senior Secured Notes	8.875%	9/1/31	330,000	353,368 (a)(b)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes, Step bond (10.500% to 11/15/25 then 11.000%)	10.500%	1/15/28	1,364,774	1,388,862 (a)
Total Real Estate Management & Development				1,909,823
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Specialized REITs — 0.3%
Iron Mountain Inc., Senior Notes	7.000%	2/15/29	1,300,000	$1,336,301 (a)(b)

Total Real Estate				6,850,128
Utilities — 1.5%
Electric Utilities — 1.3%
Alpha Generation LLC, Senior Notes	6.750%	10/15/32	510,000	520,201 (a)
Eskom Holdings SOC Ltd., Senior Notes	4.314%	7/23/27	1,210,000	1,156,155 (d)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	6.150%	5/21/48	1,000,000	961,323 (a)
Vistra Operations Co. LLC, Senior Notes	7.750%	10/15/31	980,000	1,036,891 (a)(b)
Vistra Operations Co. LLC, Senior Notes	6.875%	4/15/32	1,250,000	1,295,743 (a)(b)
Total Electric Utilities				4,970,313
Independent Power and Renewable Electricity Producers — 0.2%
Lightning Power LLC, Senior Secured Notes	7.250%	8/15/32	970,000	1,005,799 (a)(b)

Total Utilities				5,976,112
Total Corporate Bonds & Notes (Cost — $384,278,058)				396,809,926
Senior Loans — 15.7%
Communication Services — 2.2%
Interactive Media & Services — 1.0%
X Corp., Term Loan B1 (3 mo. Term SOFR + 6.650%)	10.949%	10/26/29	1,536,071	1,491,333 (g)(m)(n)
X Corp., Term Loan B3	9.500%	10/26/29	2,350,000	2,295,656 (m)(n)
Total Interactive Media & Services				3,786,989
Media — 1.2%
Diamond Sports Net LLC, First Lien Exit Term Loan	15.000%	1/2/28	2,373,967	2,130,635 (m)(n)
Getty Images Inc., Dollar Term Loan B1	11.250%	2/21/30	160,000	158,600 (m)(n)
iHeartCommunications Inc., Refinanced Term Loan B (1 mo. Term SOFR + 5.889%)	10.213%	5/1/29	1,364,580	1,056,410 (g)(m)(n)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Media — continued
Ziggo Financing Partnership, Term Loan I (1 mo. Term SOFR + 2.614%)	6.936%	4/30/28	1,500,000	$1,479,038 (g)(m)(n)
Total Media				4,824,683

Total Communication Services				8,611,672
Consumer Discretionary — 3.6%
Automobile Components — 1.4%
Autokiniton US Holdings Inc., 2024 Replacement Term Loan B (1 mo. Term SOFR + 4.114%)	8.436%	4/6/28	1,973,762	1,946,012 (g)(m)(n)
Clarios Global LP, 2024 Term Loan B (1 mo. Term SOFR + 2.500%)	6.822%	5/6/30	1,496,250	1,471,001 (g)(m)(n)
First Brands Group LLC, 2022 Incremental Term Loan (3 mo. Term SOFR + 5.262%)	9.541%	3/30/27	1,970,226	1,836,004 (g)(m)(n)
Total Automobile Components				5,253,017
Diversified Consumer Services — 0.1%
WW International Inc., Initial Term Loan (3 mo. Term SOFR + 3.762%)	8.041%	4/13/28	2,250,000	545,625 (g)(m)(n)
Hotels, Restaurants & Leisure — 2.1%
1011778 BC Unlimited Liability Co., Term Loan B6 (1 mo. Term SOFR + 1.750%)	6.072%	9/20/30	990,019	982,208 (g)(m)(n)
Caesars Entertainment Inc., Incremental Term Loan B1 (3 mo. Term SOFR + 2.250%)	6.563%	2/6/31	1,281,411	1,263,791 (g)(m)(n)
Fertitta Entertainment LLC, Initial Term Loan B (1 mo. Term SOFR + 3.500%)	7.822%	1/27/29	1,973,295	1,927,051 (g)(m)(n)
Scientific Games International Inc., Term Loan B2 (1 mo. Term SOFR + 2.250%)	6.570%	4/14/29	2,233,153	2,234,091 (g)(m)(n)
Station Casinos LLC, Term Loan Facility B (1 mo. Term SOFR + 2.000%)	6.322%	3/14/31	1,485,000	1,476,394 (g)(m)(n)
Total Hotels, Restaurants & Leisure				7,883,535

Total Consumer Discretionary				13,682,177
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Consumer Staples — 0.9%
Beverages — 0.5%
Triton Water Holdings Inc., 2025 Refinancing Term Loan (3 mo. Term SOFR + 2.250%)	6.549%	3/31/28	1,971,996	$1,959,425 (g)(m)(n)
Consumer Staples Distribution & Retail — 0.4%
Froneri International Ltd., Term Loan Facility B4 (6 mo. Term SOFR + 2.000%)	6.237%	9/17/31	1,488,342	1,479,724 (g)(m)(n)

Total Consumer Staples				3,439,149
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 2025 Term Loan B6 (1 mo. Term SOFR + 1.750%)	6.072%	11/22/30	496,256	496,187 (g)(m)(n)

Financials — 3.1%
Banks — 0.4%
Ascensus Group Holdings Inc., 2024 Term Loan B (1 mo. Term SOFR + 3.000%)	7.322%	8/2/28	1,477,779	1,472,238 (g)(m)(n)
Capital Markets — 0.7%
Cardinal Parent Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.650%)	8.949%	11/12/27	919,873	892,998 (g)(m)(n)
First Eagle Holdings Inc., Term Loan B2 (3 mo. Term SOFR + 3.000%)	7.299%	3/5/29	990,000	988,693 (g)(m)(n)
Osaic Holdings Inc., Term Loan B4 (1 mo. Term SOFR + 3.500%)	7.822%	8/17/28	990,031	987,507 (g)(m)(n)
Total Capital Markets				2,869,198
Consumer Finance — 0.5%
Blackhawk Network Holdings Inc., Term Loan B (1 mo. Term SOFR + 4.000%)	8.322%	3/12/29	1,806,373	1,807,366 (g)(m)(n)
Financial Services — 0.9%
Boost Newco Borrower LLC, Term Loan B2 (3 mo. Term SOFR + 2.000%)	6.299%	1/31/31	1,995,000	1,993,334 (g)(m)(n)
Jane Street Group LLC, Extended Term Loan (3 mo. Term SOFR + 2.000%)	6.313%	12/15/31	987,113	974,918 (g)(m)(n)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Financial Services — continued
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan (1 mo. Term SOFR + 3.500%)	7.822%	7/31/31	646,754	$645,722 (g)(m)(n)
Total Financial Services				3,613,974
Insurance — 0.5%
Asurion LLC, New Term Loan B10 (1 mo. Term SOFR + 4.100%)	8.422%	8/19/28	1,974,684	1,911,593 (g)(m)(n)
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust Inc., Term Loan (1 mo. Term SOFR + 2.364%)	6.686%	4/23/26	353,336	352,894 (g)(j)(m)(n)

Total Financials				12,027,263
Health Care — 1.5%
Health Care Equipment & Supplies — 0.5%
Medline Borrower LP, Dollar Incremental Term Loan (1 mo. Term SOFR + 2.250%)	6.572%	10/23/28	1,838,804	1,828,553 (g)(m)(n)
Health Care Providers & Services — 0.3%
LifePoint Health Inc., Term Loan B (3 mo. Term SOFR + 3.750%)	8.006%	5/16/31	995,006	978,216 (g)(m)(n)
Health Care Technology — 0.5%
Cotiviti Inc., Initial Term Loan (1 mo. Term SOFR + 2.750%)	7.074%	5/1/31	1,485,037	1,458,121 (g)(m)(n)
MPH Acquisition Holdings LLC, First Out Term Loan (3 mo. Term SOFR + 3.750%)	8.030%	12/31/30	79,911	79,072 (g)(m)(n)
MPH Acquisition Holdings LLC, Second Out Term Loan (3 mo. Term SOFR + 4.862%)	9.141%	12/31/30	662,415	529,932 (g)(j)(m)(n)
Total Health Care Technology				2,067,125
Pharmaceuticals — 0.2%
Jazz Financing Lux Sarl, Dollar Term Loan Facility B2 (1 mo. Term SOFR + 2.250%)	6.572%	5/5/28	710,285	708,761 (g)(m)(n)

Total Health Care				5,582,655
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrials — 2.8%
Aerospace & Defense — 0.6%
TransDigm Inc., Term Loan J (3 mo. Term SOFR + 2.500%)	6.799%	2/28/31	2,475,047	$2,453,501 (g)(m)(n)
Building Products — 0.8%
ACProducts Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 4.512%)	8.811%	5/17/28	394,872	268,624 (g)(m)(n)
Quikrete Holdings Inc., New Term Loan B1 (1 mo. Term SOFR + 2.250%)	6.572%	4/14/31	1,481,161	1,455,618 (g)(m)(n)
Quikrete Holdings Inc., Term Loan B3 (1 mo. Term SOFR + 2.250%)	6.572%	2/10/32	1,380,000	1,354,670 (g)(m)(n)
Total Building Products				3,078,912
Commercial Services & Supplies — 0.4%
Allied Universal Holdco LLC, USD Term Loan (1 mo. Term SOFR + 3.850%)	8.172%	5/12/28	1,484,615	1,484,897 (g)(m)(n)
Machinery — 0.7%
TK Elevator Midco GmbH, USD Term Loan B (3 mo. Term SOFR + 3.000%)	7.237%	4/30/30	2,468,906	2,462,277 (g)(m)(n)
Passenger Airlines — 0.3%
United Airlines Inc., Term Loan B (3 mo. Term SOFR + 2.000%)	6.275%	2/22/31	1,211,933	1,210,612 (g)(m)(n)

Total Industrials				10,690,199
Information Technology — 1.3%
Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp., Term Loan B2 (1 mo. Term SOFR + 2.000%)	6.322%	7/2/29	1,321,749	1,309,635 (g)(m)(n)
Semiconductors & Semiconductor Equipment — 0.3%
MKS Instruments Inc., 2025 Dollar Term Loan B1 (1 mo. Term SOFR + 2.000%)	6.323%	8/17/29	1,293,814	1,287,668 (g)(m)(n)
Software — 0.6%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 4.000%)	8.322%	10/16/26	1,161,168	1,127,140 (g)(m)(n)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.000%)	11.322%	2/19/29	500,000	414,375 (g)(m)(n)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Software — continued
Modena Buyer LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.780%	7/1/31	825,850	$785,590 (g)(m)(n)
Total Software				2,327,105

Total Information Technology				4,924,408
Sovereign Bonds — 0.2%
Tanzania — 0.2%
Government of the United Republic of Tanzania, Term Loan A2 (6 mo. Term SOFR + 5.450%)	9.584%	4/29/31	700,000	686,875 (g)(i)(j)(m)(n)

Total Senior Loans (Cost — $62,651,445)				60,140,585
Sovereign Bonds — 12.6%
Angola — 0.5%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	2,200,000	1,761,073 (a)
Argentina — 0.8%
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	2,015,384	1,357,865 (a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	350,000	336,875 (a)
Provincia de Cordoba, Senior Notes	6.875%	2/1/29	1,640,000	1,517,000 (a)
Total Argentina				3,211,740
Bahamas — 0.8%
Bahamas Government International Bond, Senior Notes	9.000%	6/16/29	2,060,000	2,102,382 (a)(b)
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	1,030,000	975,742 (a)
Total Bahamas				3,078,124
Bahrain — 0.6%
Bahrain Government International Bond, Senior Notes	6.000%	9/19/44	2,750,000	2,253,866 (a)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Brazil — 0.4%
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	1,500,000	$1,339,752 (b)
Chile — 0.2%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	1,000,000	737,850
Colombia — 0.4%
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	2,670,000	1,630,773 (b)
Costa Rica — 0.1%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	460,000	469,907 (a)
Dominican Republic — 0.8%
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	3,330,000	3,107,389 (a)
Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes, Step bond (5.000% to 7/31/26 then 5.500%)	5.000%	7/31/40	540,000	283,570 (a)
Egypt — 0.7%
Egypt Government International Bond, Senior Notes	3.875%	2/16/26	1,000,000	980,270 (a)
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	2,038,000	1,739,688 (d)
Total Egypt				2,719,958
Guatemala — 0.1%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	500,000	481,541 (a)
Indonesia — 0.3%
Indonesia Treasury Bond	6.875%	4/15/29	21,000,000,000 IDR	1,277,504
Ivory Coast — 0.7%
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	476,945	439,532 (a)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Ivory Coast — continued
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	2,750,000	$2,373,277 (a)
Total Ivory Coast				2,812,809
Jordan — 0.6%
Jordan Government International Bond, Senior Notes	5.850%	7/7/30	2,540,000	2,347,874 (a)
Kenya — 0.3%
Republic of Kenya Government International Bond, Senior Notes	9.500%	3/5/36	1,500,000	1,319,589 (a)
Mexico — 0.6%
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	2,500,000	2,129,770 (b)
Nigeria — 0.5%
Nigeria Government International Bond, Senior Notes	7.625%	11/21/25	1,000,000	999,600 (d)
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	1,130,000	879,585 (d)
Total Nigeria				1,879,185
Oman — 0.2%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	800,000	810,065 (a)
Panama — 0.5%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	2,110,000	1,547,055 (b)
Panama Government International Bond, Senior Notes	4.500%	5/15/47	500,000	329,413 (b)
Total Panama				1,876,468
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	3.000%	1/15/34	800,000	668,080 (b)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Philippines — 0.1%
Philippine Government International Bond, Senior Notes	3.200%	7/6/46	500,000	$350,630
Qatar — 0.1%
Qatar Government International Bond, Senior Notes	3.750%	4/16/30	500,000	489,995 (a)
Saudi Arabia — 0.8%
Saudi Government International Bond, Senior Notes	3.250%	10/26/26	3,000,000	2,957,925 (a)
South Africa — 0.3%
Republic of South Africa Government International Bond, Senior Notes	6.250%	3/8/41	1,500,000	1,246,950 (b)
Turkey — 0.8%
Turkiye Government International Bond, Senior Notes	5.125%	2/17/28	1,400,000	1,353,918
Turkiye Government International Bond, Senior Notes	4.875%	4/16/43	2,400,000	1,626,332 (b)
Total Turkey				2,980,250
Ukraine — 0.1%
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/30	20,726	10,225 (a)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/34	77,450	29,812 (a)
Ukraine Government International Bond, Senior Notes, Step bond (1.750% to 8/1/25 then 4.500%)	1.750%	2/1/34	75,885	38,204 (a)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/35	65,450	33,206 (a)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Ukraine — continued
Ukraine Government International Bond, Senior Notes, Step bond (1.750% to 8/1/25 then 4.500%)	1.750%	2/1/35	132,798	$65,737 (a)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/36	54,542	27,475 (a)
Ukraine Government International Bond, Senior Notes, Step bond (1.750% to 8/1/25 then 4.500%)	1.750%	2/1/36	170,740	82,916 (a)
Total Ukraine				287,575
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	3.125%	10/11/27	1,750,000	1,713,511 (a)
Uruguay — 0.6%
Uruguay Government International Bond, Senior Notes	9.750%	7/20/33	89,000,000 UYU	2,134,178

Total Sovereign Bonds (Cost — $46,215,717)				48,357,901
Collateralized Mortgage Obligations(o) — 7.4%
280 Park Avenue Mortgage Trust, 2017-280P F (1 mo. Term SOFR + 3.127%)	7.428%	9/15/34	1,000,000	939,188 (a)(g)
BANK, 2021-BN35 H	1.767%	6/15/64	890,000	326,311 (a)(g)
BANK, 2021-BN35 K	1.767%	6/15/64	1,846,154	574,360 (a)(g)
BANK, 2022-BNK41 E	2.500%	4/15/65	2,100,000	1,201,463 (a)
BANK, 2022-BNK43 D	3.000%	8/15/55	2,250,000	1,626,246 (a)
BX Commercial Mortgage Trust, 2024-KING E (1 mo. Term SOFR + 3.688%)	8.010%	5/15/34	1,431,159	1,408,380 (a)(g)
BX Commercial Mortgage Trust, 2025-SPOT E (1 mo. Term SOFR + 3.690%)	8.012%	4/15/40	1,400,000	1,391,288 (a)(g)
BX Trust, 2021-ARIA E (1 mo. Term SOFR + 2.359%)	6.681%	10/15/36	1,650,000	1,630,138 (a)(g)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	600,000	481,440 (a)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(o) — continued
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	1,040,000	$943,248 (a)
Citigroup Commercial Mortgage Trust, 2015-P1 E	4.519%	9/15/48	200,000	151,402 (a)(g)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.488%	8/15/48	790,000	689,743 (g)
Extended Stay America Trust, 2021-ESH F (1 mo. Term SOFR + 3.814%)	8.136%	7/15/38	1,065,756	1,054,674 (a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	10.604%	10/25/33	1,430,000	1,714,757 (a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2024-R01 1B2 (30 Day Average SOFR + 4.000%)	8.354%	1/25/44	2,000,000	2,069,293 (a)(g)
Greystone CRE Notes, 2024- HC3 D (1 mo. Term SOFR + 5.333%)	9.654%	3/15/41	1,000,000	995,129 (a)(g)
GS Mortgage Securities Corp. II, 2024-70P E	9.263%	3/10/41	1,500,000	1,551,220 (a)(g)
KIND Trust, 2021-KIND C (1 mo. Term SOFR + 1.864%)	6.190%	8/15/38	1,487,782	1,459,530 (a)(g)
Life Mortgage Trust, 2021- BMR F (1 mo. Term SOFR + 2.464%)	6.786%	3/15/38	1,176,000	1,148,096 (a)(g)
MHC Commercial Mortgage Trust, 2021-MHC F (1 mo. Term SOFR + 2.715%)	7.037%	4/15/38	1,200,000	1,191,988 (a)(g)
Morgan Stanley Capital I Trust, 2015-UBS8 C	4.727%	12/15/48	970,000	880,759 (g)
Morgan Stanley Capital I Trust, 2016-BNK2 B	3.485%	11/15/49	1,020,000	887,877
SLG Office Trust, 2021-OVA F	2.851%	7/15/41	2,119,000	1,687,404 (a)
SMRT, 2022-MINI D (1 mo. Term SOFR + 1.950%)	6.272%	1/15/39	1,500,000	1,464,485 (a)(g)
WB Commercial Mortgage Trust, 2024-HQ D	8.278%	3/15/40	1,050,000	1,064,038 (a)(g)

Total Collateralized Mortgage Obligations (Cost — $27,312,236)				28,532,457
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 7.2%
AIMCO CLO Ltd., 2024-22A E (3 mo. Term SOFR + 6.500%)	10.769%	4/19/37	1,500,000	$1,493,419 (a)(g)
Apex Credit CLO Ltd., 2019-2A ERR (3 mo. Term SOFR + 7.670%)	11.952%	1/25/38	1,260,000	1,265,144 (a)(g)
Apex Credit CLO Ltd., 2020-1A DRR (3 mo. Term SOFR + 4.320%)	8.589%	4/20/35	490,000	486,918 (a)(g)
Ares CLO Ltd., 2017-44A CR (3 mo. Term SOFR + 3.662%)	7.918%	4/15/34	540,000	538,183 (a)(g)
Bain Capital Credit CLO Ltd., 2020-3A DRR (3 mo. Term SOFR + 3.100%)	7.379%	10/23/34	1,150,000	1,155,084 (a)(g)
Balboa Bay Loan Funding Ltd., 2024-2A E (3 mo. Term SOFR + 5.750%)	10.066%	1/20/38	850,000	819,299 (a)(g)
Bear Mountain Park CLO Ltd., 2022-1A ER (3 mo. Term SOFR + 5.950%)	10.206%	7/15/37	1,170,000	1,160,829 (a)(g)
CIFC Funding Ltd., 2021-1A D1R (3 mo. Term SOFR + 3.150%)	7.432%	7/25/37	500,000	498,342 (a)(g)
CIFC Funding Ltd., 2022-2A ER (3 mo. Term SOFR + 4.750%)	9.019%	4/19/35	470,000	451,203 (a)(g)
Dryden CLO Ltd., 2024-119A E (3 mo. Term SOFR + 7.000%)	11.256%	4/15/36	2,000,000	2,019,998 (a)(g)
Elevation CLO Ltd., 2016-5A ERR (3 mo. Term SOFR + 7.580%)	11.893%	1/25/38	1,200,000	1,182,000 (a)(g)
HalseyPoint CLO Ltd., 2019-1A FR (3 mo. Term SOFR + 10.730%)	14.999%	10/20/37	1,520,000	1,487,192 (a)(g)
HalseyPoint CLO Ltd., 2020-3A D1R (3 mo. Term SOFR + 4.300%)	8.580%	7/30/37	780,000	776,641 (a)(g)
Hartwick Park CLO Ltd., 2023-1A ER (3 mo. Term SOFR + 4.850%)	9.119%	1/20/37	630,000	619,604 (a)(g)
Magnetite Ltd., 2019-24A ER (3 mo. Term SOFR + 6.400%)	10.656%	4/15/35	300,000	295,751 (a)(g)
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Magnetite Ltd., 2020-26A ER2 (3 mo. Term SOFR + 4.700%)	8.966%	1/25/38	1,610,000	$1,574,699 (a)(g)
Magnetite Ltd., 2023-39A E1R (3 mo. Term SOFR + 4.900%)	9.182%	1/25/37	990,000	973,545 (a)(g)
Nyack Park CLO Ltd., 2021-1A D (3 mo. Term SOFR + 3.062%)	7.331%	10/20/34	1,000,000	982,070 (a)(g)
Ocean Trails CLO Ltd., 2022- 12A ER (3 mo. Term SOFR + 7.500%)	11.772%	7/20/35	700,000	690,388 (a)(g)
Ocean Trails CLO Ltd., 2023- 14A ER (3 mo. Term SOFR + 6.340%)	10.609%	1/20/38	1,420,000	1,371,468 (a)(g)
OHA Credit Funding Ltd., 2024-18A D1 (3 mo. Term SOFR + 3.450%)	7.719%	4/20/37	1,000,000	1,003,740 (a)(g)
Palmer Square CLO Ltd., 2022-3A D1R (3 mo. Term SOFR + 2.950%)	7.219%	7/20/37	310,000	310,577 (a)(g)
Palmer Square Loan Funding Ltd., 2022-3A DR (3 mo. Term SOFR + 5.900%)	10.156%	4/15/31	2,000,000	2,014,511 (a)(g)
Sycamore Tree CLO Ltd., 2024-5A E (3 mo. Term SOFR + 7.490%)	11.759%	4/20/36	1,000,000	1,009,998 (a)(g)
Trinitas CLO Ltd., 2024-27A D1 (3 mo. Term SOFR + 4.300%)	8.569%	4/18/37	290,000	288,818 (a)(g)
Venture CLO Ltd., 2021-43A D (3 mo. Term SOFR + 3.732%)	7.988%	4/15/34	2,000,000	1,963,870 (a)(g)
Warwick Capital CLO Ltd., 2024-3A D (3 mo. Term SOFR + 4.500%)	8.769%	4/20/37	1,150,000	1,156,249 (a)(g)

Total Asset-Backed Securities (Cost — $27,538,939)				27,589,540
			Shares
Preferred Stocks — 0.6%
Financials — 0.6%
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
AGNC Investment Corp., Non Voting Shares (3 mo. Term SOFR + 4.959%)	9.215%		51,481	1,272,095 (g)
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security	Rate		Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — continued
Chimera Investment Corp., Non Voting Shares (7.750% to 9/30/25 then 3 mo. USD LIBOR + 4.743%)	7.750%		15,711	$363,867 (g)
MFA Financial Inc., Non Voting Shares (3 mo. Term SOFR + 5.607%)	9.906%		28,683	710,191 (g)

Total Preferred Stocks (Cost — $2,360,536)				2,346,153
		Maturity Date	Face Amount†
Convertible Bonds & Notes — 0.4%
Communication Services — 0.4%
Media — 0.4%
EchoStar Corp., Senior Secured Notes (3.875% Cash or 3.875% PIK)	3.875%	11/30/30	1,279,339	1,382,454 (c)

Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd., Senior Notes	0.000%	9/30/28	37,080	556 (d)

Total Convertible Bonds & Notes (Cost — $1,414,081)				1,383,010
			Shares
Common Stocks — 0.2%
Industrials — 0.2%
Passenger Airlines — 0.2%
Spirit Airlines LLC			422	3,524 *(i)(p)
Spirit Aviation Holdings Inc.			72,692	606,978 *

Total Industrials				610,502
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd.			103,724	1,612 *(i)

Total Common Stocks (Cost — $1,023,079)				612,114
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)
Security		Expiration Date	Warrants	Value
Warrants — 0.1%
Industrials — 0.1%
Passenger Airlines — 0.1%
Spirit Airlines LLC (Cost — $628,730)		3/12/30	51,648	$431,261 *(a)(i)(p)
Total Investments before Short-Term Investments (Cost — $553,422,821)				566,202,947
	Rate		Shares
Short-Term Investments — 0.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $722,961)	4.312%		722,961	722,961 (q)(r)
Total Investments — 147.8% (Cost — $554,145,782)				566,925,908
Liabilities in Excess of Other Assets — (47.8)%				(183,346,387)
Total Net Assets — 100.0%				$383,579,521

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(d)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(f)	Securities traded on a when-issued or delayed delivery basis.
(g)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(j)	Security is valued using significant unobservable inputs (Note 1).
(k)	Value is less than $1.
(l)	The maturity principal is currently in default as of April 30, 2025.
(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(p)	Restricted security (Note 10).
(q)	Rate shown is one-day yield as of the end of the reporting period.
(r)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At April 30, 2025, the total market value of investments in Affiliated
Companies was $722,961 and the cost was $722,961 (Note 9).

See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
Abbreviation(s) used in this schedule:
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
EUR	—	Euro
EURIBOR	—	Euro Interbank Offered Rate
GBP	—	British Pound
ICE	—	Intercontinental Exchange
IDR	—	Indonesian Rupiah
LIBOR	—	London Interbank Offered Rate
PIK	—	Payment-In-Kind
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
UYU	—	Uruguayan Peso
At April 30, 2025, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	4.720%	3/25/2025	5/1/2025	$7,497,007	Corporate Bonds & Notes Cash	$7,938,450 151,752
Deutsche Bank AG	4.720%	3/25/2025	6/25/2025	6,744,981	Corporate Bonds & Notes Cash	7,313,972 136,529
Deutsche Bank AG	4.750%	2/25/2025	5/15/2025	6,085,883	Corporate Bonds & Notes Cash	6,266,006 123,188
Deutsche Bank AG	4.970%	2/14/2025	5/15/2025	3,884,398	Corporate Bonds & Notes Cash	4,472,131 78,627
Deutsche Bank AG	4.970%	3/25/2025	6/25/2025	3,601,691	Corporate Bonds & Notes Cash	4,521,030 72,904
Goldman Sachs Group Inc.	5.000%	12/20/2024	TBD***	2,220,206	Corporate Bonds & Notes	3,248,371
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

 Western Asset High Income Fund II Inc.
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Royal Bank of Canada	4.770%	5/1/2025	7/30/2025	$6,063,465	Corporate Bonds & Notes	$6,205,640
				$36,097,631		$40,528,600

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
***
TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of April 30, 2025.

At April 30, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	6,839,452	EUR	6,213,961	Bank of America N.A.	7/16/25	$(234,270)
USD	5,919,735	GBP	4,635,621	Bank of America N.A.	7/16/25	(259,984)
Net unrealized depreciation on open forward foreign currency contracts						$(494,254)

Abbreviation(s) used in this table:
EUR	—	Euro
GBP	—	British Pound
USD	—	United States Dollar
At April 30, 2025, the Fund had the following open swap contracts:
CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.44 Index	$4,280,000	6/20/30	5.000% quarterly	$154,883	$249,477	$(94,594)

See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Schedule of investments (cont’d)
April 30, 2025
 Western Asset High Income Fund II Inc.
[1]
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii)
pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

Statement of assets and liabilities
April 30, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $553,422,821)	$566,202,947
Investments in affiliated securities, at value (Cost — $722,961)	722,961
Foreign currency, at value (Cost — $2,460,744)	2,456,279
Interest receivable	8,994,766
Receivable for open reverse repurchase agreements (Note 3)	6,063,465
Deposits with brokers for open reverse repurchase agreements	563,000
Deposits with brokers for centrally cleared swap contracts	364,000
Deferred offering costs (Note 8)	346,560
Dividends receivable from affiliated investments	12,859
Prepaid expenses	35,230
Total Assets	585,762,067
Liabilities:
Loan payable (Note 5)	157,000,000
Payable for open reverse repurchase agreements (Note 3)	36,097,631
Distributions payable	4,411,713
Payable for securities purchased	2,656,823
Interest and commitment fees payable	935,214
Unrealized depreciation on forward foreign currency contracts	494,254
Investment management fee payable	355,338
Payable to brokers — net variation margin on centrally cleared swap contracts	13,219
Accrued foreign capital gains tax	814
Directors’ fees payable	56
Accrued expenses	217,484
Total Liabilities	202,182,546
Total Net Assets	$383,579,521
Net Assets:
Par value ($0.001 par value; 90,034,960 shares issued and outstanding; 100,000,000 shares authorized)	$90,035
Paid-in capital in excess of par value	659,764,679
Total distributable earnings (loss)	(276,275,193)
Total Net Assets	$383,579,521
Shares Outstanding	90,034,960
Net Asset Value	$4.26
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Statement of operations
For the Year Ended April 30, 2025

Investment Income:
Interest	$51,139,570
Dividends from affiliated investments	208,436
Dividends from unaffiliated investments	77,940
Less: Foreign taxes withheld	(8,759)
Total Investment Income	51,417,187
Expenses:
Interest expense (Notes 3 and 5)	10,996,415
Investment management fee (Note 2)	4,779,388
Shareholder reports	157,375
Directors’ fees	156,113
Legal fees	133,223
Audit and tax fees	82,088
Commitment fees (Note 5)	42,187
Stock exchange listing fees	37,506
Transfer agent fees	36,537
Fund accounting fees	18,660
Custody fees	6,696
Insurance	3,562
Miscellaneous expenses	59,288
Total Expenses	16,509,038
Less: Fee waivers and/or expense reimbursements (Note 2)	(278,723)
Net Expenses	16,230,315
Net Investment Income	35,186,872
Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	3,960,197
Swap contracts	(15,741)
Forward foreign currency contracts	443,979
Foreign currency transactions	69,398
Net Realized Gain	4,457,833
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(6,681,646)‡
Swap contracts	(94,594)
Forward foreign currency contracts	(681,990)
Foreign currencies	65,303
Change in Net Unrealized Appreciation (Depreciation)	(7,392,927)
Net Loss on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,935,094)
Increase in Net Assets From Operations	$32,251,778

‡	Net of change in accrued foreign capital gains tax of $814.
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended April 30,	2025	2024
Operations:
Net investment income	$35,186,872	$31,139,440
Net realized gain (loss)	4,457,833	(26,495,037)
Change in net unrealized appreciation (depreciation)	(7,392,927)	24,661,437
Increase in Net Assets From Operations	32,251,778	29,305,840
Distributions to Shareholders From (Note 1):
Total distributable earnings	(36,134,012)	(32,947,370)
Return of capital	(16,806,544)	(8,737,521)
Decrease in Net Assets From Distributions to Shareholders	(52,940,556)	(41,684,891)
Fund Share Transactions:
Net proceeds from sale of shares from shelf registration (0 and 1,102,775 shares issued, respectively)	—	5,361,325 †
Net proceeds from sale of shares from rights offering (0 and 22,508,740 shares issued, respectively)	(339,401)‡	96,707,606 ‡
Reinvestment of distributions (0 and 279,063 shares issued, respectively)	—	1,315,188
Increase (Decrease) in Net Assets From Fund Share Transactions	(339,401)	103,384,119
Increase (Decrease) in Net Assets	(21,028,179)	91,005,068
Net Assets:
Beginning of year	404,607,700	313,602,632
End of year	$383,579,521	$404,607,700

†	Net of sales charges of $53,215 and net of shelf registration offering costs of $12,017 (Note 8).
‡	Net of rights offering costs of $339,401 and $79,976, respectively (Note 8).
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Statement of cash flows
For the Year Ended April 30, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$32,251,778
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(280,959,549)
Sales of portfolio securities	299,904,126
Net purchases, sales and maturities of short-term investments	15,869,693
Payment-in-kind	(161,206)
Net amortization of premium (accretion of discount)	(9,174,488)
Security litigation proceeds	55,774
Decrease in receivable for securities sold	5,866,625
Increase in interest receivable	(521,804)
Increase in prepaid expenses	(8,767)
Increase in dividends receivable from affiliated investments	(1,850)
Increase in deferred offering costs	(17,962)
Increase in payable to brokers — net variation margin on centrally cleared swap contracts	13,219
Decrease in deposits from brokers for open reverse repurchase agreements	(400,000)
Decrease in payable for securities purchased	(18,362,633)
Decrease in investment management fee payable	(12,882)
Decrease in Directors’ fees payable	(7,987)
Increase in interest and commitment fees payable	61,234
Decrease in accrued expenses	(804)
Net realized gain on investments	(3,960,197)
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	7,363,636
Net Cash Provided in Operating Activities*	47,795,956
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(52,940,556)
Proceeds from loan facility borrowings	10,000,000
Increase in receivable for open reverse repurchase agreements	(6,063,465)
Increase in payable for open reverse repurchase agreements	4,528,654
Additional rights offering costs	(339,401)
Net Cash Used by Financing Activities	(44,814,768)
Net Increase in Cash and Restricted Cash	2,981,188
Cash and restricted cash at beginning of year	402,091
Cash and restricted cash at end of year	$3,383,279

*	Included in operating expenses is $10,977,368 paid for interest and commitment fees on borrowings.
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
April 30, 2025
Cash	$2,456,279
Restricted cash	927,000
Total cash and restricted cash shown in the Statement of Cash Flows	$3,383,279
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.
See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$4.49	$4.74	$5.86	$7.15	$6.19
Income (loss) from operations:
Net investment income	0.39	0.44	0.50	0.54	0.51
Net realized and unrealized gain (loss)	(0.03)	0.05 [3]	(0.98)	(1.24)	1.03
Total income (loss) from operations	0.36	0.49	(0.48)	(0.70)	1.54
Less distributions from:
Net investment income	(0.40)	(0.47)	(0.48)	(0.53)	(0.46)
Return of capital	(0.19)	(0.12)	(0.11)	(0.06)	(0.13)
Total distributions	(0.59)	(0.59)	(0.59)	(0.59)	(0.59)
Dilutive impact of rights offering	—	(0.15)[5]	(0.05)[5]	—	—
Anti-dilutive impact of tender offer	—	—	—	—	0.01 [6]
Net asset value, end of year	$4.26	$4.49	$4.74	$5.86	$7.15
Market price, end of year	$4.08	$4.34	$4.79	$5.38	$7.09
Total return, based on NAV[7,8]	8.11%	7.45%	(9.18)%	(10.66)%	25.68%
Total return, based on Market Price[9]	7.52%	2.89%	0.04%	(17.20)%	40.48%
Net assets, end of year (millions)	$384	$405	$314	$345	$419
Ratios to average net assets:
Gross expenses	4.07%	3.70%	3.26%	1.66%	1.59%
Net expenses[11,12]	4.00	3.70	3.26	1.66	1.59
Net investment income	8.68	9.39	9.70	7.87	7.37
Portfolio turnover rate	48%	42%	123%	55%	50%
Supplemental data:
Loan Outstanding, End of Year (000s)	$157,000	$147,000	$106,000	$154,500	$158,000
Asset Coverage Ratio for Loan Outstanding[13]	344%	375%	396%	324%	365%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[13]	$3,443	$3,752	$3,959	$3,236	$3,654
Weighted Average Loan (000s)	$156,036	$110,055	$136,284	$155,075	$178,800
Weighted Average Interest Rate on Loan	5.72%	6.07%	3.77%	0.89%	0.86%
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

For a share of capital stock outstanding throughout each year ended April 30:
	2020[1,2]	2019[1,2]	2018[1,2]	2017[1,2]	2016[1,2]
Net asset value, beginning of year	$7.31	$7.39	$7.78	$7.12	$8.57
Income (loss) from operations:
Net investment income	0.55	0.52	0.56	0.66	0.73
Net realized and unrealized gain (loss)	(1.11)	(0.06)	(0.37)	0.69	(1.36)
Total income (loss) from operations	(0.56)	0.46	0.19	1.35	(0.63)
Less distributions from:
Net investment income	(0.48)	(0.50)	(0.57)	(0.63)	(0.82)
Return of capital	(0.09)	(0.05)	(0.01)	(0.06)	—
Total distributions	(0.57)	(0.55)	(0.58)	(0.69)	(0.82)
Anti-dilutive impact of repurchase plan	0.01 [4]	0.01 [4]	—	—	—
Net asset value, end of year	$6.19	$7.31	$7.39	$7.78	$7.12
Market price, end of year	$5.51	$6.69	$6.55	$7.42	$6.90
Total return, based on NAV[7,8]	(8.11)%	6.77%	2.41%	19.76%	(7.12)%
Total return, based on Market Price[9]	(10.02)%	11.29%	(4.15)%	18.36%	(4.40)%
Net assets, end of year (millions)	$521	$622	$637	$671	$614
Ratios to average net assets:
Gross expenses	2.57%[10]	2.47%	1.97%	1.73%	1.59%
Net expenses[11]	2.55 [10,12]	2.45 [12]	1.97	1.73	1.59
Net investment income	7.76	7.31	7.26	8.72	9.78
Portfolio turnover rate	66%	105%	91%	77%	65%
Supplemental data:
Loan Outstanding, End of Year (000s)	$208,000	$246,500	$235,000	$240,000	$240,000
Asset Coverage Ratio for Loan Outstanding[13]	351%	352%	371%	380%	356%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[13]	$3,506	$3,524	$3,710	$3,796	$3,557
Weighted Average Loan (000s)	$241,971	$242,889	$239,548	$240,000	$241,803
Weighted Average Interest Rate on Loan	2.58%	3.08%	2.17%	1.41%	1.05%

See Notes to Financial Statements.
Western Asset High Income Fund II Inc. 2025 Annual Report

Financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	Audited, but not covered by the current report of the independent registered public accounting firm.
[3]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]
The repurchase plan was completed at an average repurchase price of $4.91 for 917,344 shares and $4,506,248 for the year ended April 30, 2020, and $5.98 for 1,047,640 shares and $6,268,230 for the year ended April 30, 2019.

[5]
The rights offering was completed at a price of $4.30 for 22,508,740 shares and $96,787,582 for the year ended
April 30, 2024, and $5.17 for 6,001,836 shares and $31,029,492 for the year ended April 30, 2023 (Note 8).

[6]	The tender offer was completed at a price of $7.01 for 25,577,060 shares and $179,295,192 for the year ended April 30, 2021.
[7]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[8]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[9]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[10]
Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the
Fund during the period. Without these fees, the gross and net expense ratios would have been 2.37% and 2.35%, respectively.

[11]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[12]	Reflects fee waivers and/or expense reimbursements.
[13]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Income Fund II Inc. 2025 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$60,381,445	$573,962	$60,955,407
Financials	—	39,992,485	0 *	39,992,485
Health Care	—	28,615,444	0 *	28,615,444
Other Corporate Bonds & Notes	—	267,246,590	—	267,246,590
Senior Loans:
Financials	—	11,674,369	352,894	12,027,263
Health Care	—	5,052,723	529,932	5,582,655
Sovereign Bonds	—	—	686,875	686,875
Other Senior Loans	—	41,843,792	—	41,843,792
Sovereign Bonds	—	48,357,901	—	48,357,901
Collateralized Mortgage Obligations	—	28,532,457	—	28,532,457
Asset-Backed Securities	—	27,589,540	—	27,589,540
Preferred Stocks	$2,346,153	—	—	2,346,153
Convertible Bonds & Notes	—	1,383,010	—	1,383,010
Common Stocks:
Industrials	606,978	3,524	—	610,502
Real Estate	—	1,612	—	1,612
Warrants	—	431,261	—	431,261
Total Long-Term Investments	2,953,131	561,106,153	2,143,663	566,202,947
Short-Term Investments†	722,961	—	—	722,961
Total Investments	$3,676,092	$561,106,153	$2,143,663	$566,925,908
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$494,254	—	$494,254
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	94,594	—	94,594
Total	—	$588,848	—	$588,848

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are

Western Asset High Income Fund II Inc. 2025 Annual Report

settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2025, the total notional value of all credit default swaps to sell protection was $4,280,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.
For average notional amounts of swaps held during the year ended April 30, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance

Western Asset High Income Fund II Inc. 2025 Annual Report

by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate

Western Asset High Income Fund II Inc. 2025 Annual Report

properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of April 30, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $494,254. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset High Income Fund II Inc. 2025 Annual Report

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of April 30, 2025, there were $814 of capital gains tax liabilities accrued on unrealized gains.
(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset London and Western Asset Singapore do not receive any compensation from the Fund and are paid by Western Asset for their services to
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
the Fund. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
Effective June 1, 2024, FTFA implemented a voluntary investment management fee waiver of 0.05% that will continue until June 30, 2026.
During the year ended April 30, 2025, fees waived and/or expenses reimbursed amounted to $278,723, which included an affiliated money market fund waiver of $4,965.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended April 30, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$277,461,355	$3,498,194
Sales	296,458,501	3,445,625
At April 30, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$557,380,754	$29,394,717	$(19,849,563)	$9,545,154
Forward foreign currency contracts	—	—	(494,254)	(494,254)
Swap contracts	249,477	—	(94,594)	(94,594)

Western Asset High Income Fund II Inc. 2025 Annual Report

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2025, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$36,054,390	5.319%	$37,175,249

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 4.720% to 6.000% during the year ended April 30, 2025. Interest expense incurred on reverse repurchase agreements totaled $1,944,474.
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2025.

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$494,254	—	$494,254
Centrally cleared swap contracts[2]	—	$94,594	94,594
Total	$494,254	$94,594	$588,848

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(15,741)	$(15,741)
Forward foreign currency contracts	$443,979	—	443,979
Total	$443,979	$(15,741)	$428,238
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(94,594)	$(94,594)
Forward foreign currency contracts	$(681,990)	—	(681,990)
Total	$(681,990)	$(94,594)	$(776,584)
During the year ended April 30, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$4,682,508
Forward foreign currency contracts (to sell)	23,946,447
Average Notional Balance
Credit default swap contracts (sell protection)	$1,975,385

†	At April 30, 2025, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2025.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
Bank of America N.A.	—	$(494,254)	$(494,254)	—	$(494,254)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
The Fund has a Margin Loan and Security Agreement (the “BofA Credit Agreement”) with the Bank of America, N.A. (“BofA”). The BofA Credit Agreement allows the Fund to borrow up to an aggregate amount of $190,000,000 effective August 2, 2024 ($220,000,000 prior to August 2, 2024) and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.15% except that the commitment fee is 0.10% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on

Western Asset High Income Fund II Inc. 2025 Annual Report

behalf of BofA. The BofA Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain material investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BofA Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the year ended April 30, 2025 was $9,052,172. For the year ended April 30, 2025, the Fund incurred commitment fees of $42,187. For the year ended April 30, 2025, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $156,035,616 and the weighted average interest rate was 5.72%. At April 30, 2025, the Fund had $157,000,000 of borrowings outstanding.
6. Distributions subsequent to April 30, 2025
The following distributions have been declared by the Fund’s Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/23/2025	5/1/2025	$0.0490
5/22/2025	6/2/2025	$0.0490
6/23/2025	7/1/2025	$0.0490
7/24/2025	8/1/2025	$0.0490
8/22/2025	9/2/2025	$0.0490
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended April 30, 2025, and April 30, 2024, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through April 30, 2025, the Fund repurchased 1,964,984 shares or 2.28% of its common shares outstanding for a total amount of $10,774,478.
8. Capital shares
On January 19, 2024, the Fund announced that the Fund’s Board had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of January 29, 2024, to subscribe for additional shares of common stock for up to an aggregate offering 22,508,740 shares. The Rights offering expired on February 26, 2024.
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days (“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the over-subscription privilege. The Rights offering resulted in the issuance of 22,508,740 shares of common stock. The gross proceeds from the Rights offering were $96,787,582. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $419,377. The shares of common stock subscribed were issued on March 4, 2024.
On March 29, 2022, the Fund announced that the Fund’s Board had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of April 8, 2022, to subscribe for additional shares of common stock for up to an aggregate offering price of $175,000,000. The Rights offering expired on May 6, 2022. Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days (“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment

Western Asset High Income Fund II Inc. 2025 Annual Report

and the right of the Board to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the over-subscription privilege. The Rights offering resulted in the issuance of 6,001,836 shares of common stock. The gross proceeds from the Rights offering were $31,029,492. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $361,849. The shares of common stock subscribed were issued on May 13, 2022.
The Fund filed a registration statement with the Securities and Exchange Commission, effective December 9, 2022, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $143,970,507. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from sale of shares on the Statement of Changes in Net Assets. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
The Fund filed a new registration statement with the Securities and Exchange Commission on March 21, 2025, but the registration statement has not yet been declared effective.
For the year ended April 30, 2025, the Fund incurred net offering costs of $339,401. For the year ended April 30, 2024, the Fund sold 23,611,515 shares of common stock and the proceeds from such sales were $102,068,931, net of offering costs and sales charges of $91,993 and $53,215, respectively.
9. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended April 30, 2025. The following transactions were effected in such company for the year ended April 30, 2025.

	Affiliate Value at April 30, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$5,390,472	$194,085,319	194,085,319	$198,752,830	198,752,830
Western Asset High Income Fund II Inc. 2025 Annual Report

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at April 30, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$208,436	—	$722,961
10. Restricted securities
The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are fair valued in accordance with procedures approved by the Board.

Security	Number of Shares/ Warrants	Acquisition Date	Cost	Fair Value at 4/30/2025	Value Per Share/Warrant	Percent of Net Assets
Spirit Airlines LLC, Common Shares	422	3/25	$5,137	$3,524	$8.35	0.00%(a)
Spirit Airlines LLC, Warrants	51,648	3/25	628,730	431,261 (b)	8.35	0.11
			$633,867	$434,785		0.11%

(a)	Amount represents less than 0.005%.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board.

11. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$36,134,012	$32,947,370
Tax return of capital	16,806,544	8,737,521
Total distributions paid	$52,940,556	$41,684,891
As of April 30, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(279,017,008)
Other book/tax temporary differences(a)	(6,227,468)
Unrealized appreciation (depreciation)(b)	8,969,283
Total distributable earnings (loss) — net	$(276,275,193)

Western Asset High Income Fund II Inc. 2025 Annual Report

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains
(losses) on forward contracts, deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities; book/tax differences in the accrual of interest income on securities in default.

12. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
13. Operating segments
The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.
The Fund operates as a single operating segment, which is an investment portfolio. The Fund’s Investment Manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
Western Asset High Income Fund II Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset High Income Fund II Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. (the “Fund”) as of April 30, 2025, the related statements of operations and cash flows for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
June 19, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset High Income Fund II Inc. 2025 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class I
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class III
Term of office[1] and year service began	Since 2002
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Anthony Grillo*
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick**
Year of birth	1958
Position(s) held with Fund[1]	Chair and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class I
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Western Asset High Income Fund II Inc.

Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council of Foreign Relations

Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason*
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (non-governmental organization) (1998 to 2021)
Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Hillary A. Sale*
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and
CBOE SEF, Director (since 2022); Advisory Board Member of
Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen Board (nonprofit) (2007 to 2022)

Interested Director and Officer
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 119 funds associated with FTFA or its affiliates (since 2015);
President and Chief Executive Officer of FTFA (since 2015);
formerly, Senior Managing Director (2018 to 2020) and
Managing Director (2016 to 2018) of Legg Mason & Co., LLC
(“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 119 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Western Asset High Income Fund II Inc.

Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Western Asset High Income Fund II Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2007
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
*Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**Effective November 15, 2024, Ms. Kamerick became Chair of the Board.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2026, year 2027 and year 2025, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Daniel P. Cronin and Paolo M. Cucchi resigned from the Board effective December 31, 2024.
The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Western Asset High Income Fund II Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
Western Asset High Income Fund II Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund II Inc.

Important information to shareholders (unaudited)
UPDATED DISCLOSURES FOR THE FUND
The following additional information is provided for the Fund as of the fiscal year ended April 30, 2025.
Summary of Fund Expenses
Sales Load (as a percentage of offering price)(1)	1.00%
Offering Expense (as a percentage of offering price)(2)	0.09%
Dividend Reinvestment Plan Fees(3)	$5.00
Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(4)	1.18%
Interest Payments on Borrowed Funds(5)	2.71%
Other Expenses(6)	0.18%
Total Annual Fund Operating Expenses	4.07%
(1) Represents the estimated commission with respect to the Common Stock being sold in at-the-market offerings. Jones Trading will be entitled to compensation of up to 1.00% of the gross proceeds of the sale of any Common Stock under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon in writing by the Fund and Jones Trading from time to time.
(2) Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
(3) Common Stockholders will pay brokerage charges if they direct the Plan Agent to sell shares of Common Stock held in a dividend reinvestment account. There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.
(4) The Investment Manager receives an annual fee, payable monthly, in an amount equal to 0.80% of the Fund’s average weekly “Managed Assets”. Managed Assets means net assets plus the amount of any borrowings (including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities, collectively “Borrowings”). For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 28% of its Managed assets, which equals the average level of Borrowings for the Fund’s fiscal year ended April 30, 2025. If the Fund were to use Borrowings in excess of 28%, the amount of management fees paid to the Investment Manager would be higher because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with Borrowings.
(5) The Fund has utilized Borrowings in an aggregate amount of 28% of its Managed Assets, which equals the average level of leverage for the Fund’s fiscal year ended April 30, 2025. The expenses and rates associated with leverage may vary.
(6) “Other Expenses” are based on amounts incurred in the fiscal year ended April 30, 2025.
Examples
An investor would pay the following expenses (including a sales load of $10.00 and offering costs of $0.90) on a $1,000 investment in the Fund, assuming a 5% annual return:
One Year	Three Years	Five Years	Ten Years
$51	$133	$217	$433
Western Asset High Income Fund II Inc.

Important information to shareholders (unaudited) (cont’d)
The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market Price and Net Asset Valuation (NAV) Information
The Fund’s Common Stock is traded on the NYSE under the symbol “HIX”. The below table details for the period indicated the high and low closing market prices, the NAV, and premium to or discount from NAV, on the date of each of the high and low market prices.
	Quarterly Closing Market Price		Quarterly Closing NAV Price on Date of Market Price		Quarterly Closing Premium/(Discount) on Date of Market Price
	High	Low	High	Low	High	Low
Fiscal Year 2025:
July 31, 2024	$4.52	$4.34	$4.57	$4.53	(1.09)%	(4.19)%
October 31, 2024	$4.53	$4.31	$4.64	$4.49	(2.37)%	(4.01)%
January 31, 2025	$4.53	$4.18	$4.56	$4.44	(0.66)%	(5.86)%
April 30, 2025	$4.41	$3.75	$4.49	$4.18	(1.78)%	(10.29)%
Fiscal Year 2024:
July 31, 2023	$4.96	$4.39	$4.80	$4.58	3.33%	(4.15)%
October 31, 2023	$5.07	$4.18	$4.78	$4.41	6.07%	(5.22)%
January 31, 2024	$4.99	$4.31	$4.84	$4.42	3.10%	(2.49)%
April 30, 2024	$4.58	$4.23	$4.81	$4.54	(4.78)%	(6.83)%
Source of market prices: NYSE.
The NAV per Common Share on April 30, 2025 was $4.26 and the market price per Common Stock at the close of business on April 30, 2025 was $4.08, representing a 4.23% discount from such net asset value. As of April 30, 2025, the Fund has 90,034,960 outstanding shares of Common Stock.

Western Asset High Income Fund II Inc.

Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Fund’s Common Stock has traded in the market below, at and above net asset value since the commencement of the Fund’s operations. The Fund cannot determine the reasons why the Fund’s Common Stock trades at a premium to or discount from NAV, nor can the Fund predict whether its Stock will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. The Board regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of the Fund’s Common Stock on the open market, the making of a tender offer for such shares or other programs intended to reduce the discount. The Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Senior Securities Table
The Fund engaged in senior securities during the prior ten years as follows:
Fiscal Year Ended	Total Amount Outstanding(1)	Asset Coverage per $1,000(2)	Average Market Value Per Unit(3)
Revolving Credit Facility:
April 30, 2025*	$157,000,000	$3,444	N/A
April 30, 2024*	$147,000,000	$3,752	N/A
April 30, 2023*	$106,000,000	$3,959	N/A
April 30, 2022*	$154,500,000	$3,236	N/A
April 30, 2021*	$158,000,000	$3,654	N/A
April 30, 2020*	$208,000,000	$3,506	N/A
April 30, 2019*	$246,500,000	$3,524	N/A
April 30, 2018	$235,000,000	$3,710	N/A
April 30, 2017	$240,000,000	$3,796	N/A
April 30, 2016	$240,000,000	$3,557	N/A
* The Fund had open reverse repurchase agreements at April 30, 2025, 2024, 2023, 2022, 2021, 2020 and 2019.
(1) Total amount of senior securities outstanding at the end of the period presented.
(2) Asset coverage per $1,000 of indebtedness is the value of net assets plus the senior securities outstanding at the end of the period divided by the senior securities outstanding at the end of the period.
(3) Not applicable, as these senior securities were not registered for public trading.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before April 30, 2025, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.
Principal Investment Policies and Strategies
Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities. The Fund’s investment manager is free to invest in debt securities of any maturity. Certain of the debt securities purchased by the Fund may be rated as low as “C” by Moody’s Investor Service (“Moody’s”) or “D” by Standard & Poor’s Ratings Services (“S&P”) or may be comparable to securities so rated. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines.
The Fund invests up to 35% of its total assets in debt securities of issuers located in emerging market countries. “Emerging market country” is defined to include any country which is, at the time of investment, (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income. The Fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the Fund’s investments in such securities. The Fund’s investments in debt securities of emerging market issuers may include dollar and non-dollar-denominated (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; and (e) debt securities issued by corporations that generate significant profits from emerging market countries.
The Fund may invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities. The Fund may also invest up to 20% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with its objectives.
The Fund may invest in high-yield foreign and U.S. corporate securities including bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. The Fund may invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits

Western Asset High Income Fund II Inc.

and thus enable the holder of the security to share in the potential success of the venture). The Fund may invest in high-yield debt securities with floating interest rates.
The Fund may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions in the form of participations in loans and assignments of all or a portion of loans from third parties.
In times of adverse market conditions, the Fund may employ alternative strategies, including investment of a substantial portion of the Fund’s assets in securities rated higher than “Baa” by Moody’s or “BBB” by S&P, or in unrated securities of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its total assets in high- quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody’s or which, in the opinion of management, are of comparable creditworthiness; certificates of deposit, banker’s acceptances or time deposits of United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to the foregoing obligations.
In times of adverse market conditions, the Fund may invest its assets without limit in high-quality short-term money market instruments.
Pursuant to the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance.
The Fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of the fund’s total assets (including the amount borrowed).
Under Rule 18f-4(d), the Fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the Fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule.
The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps.
The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and other swap agreements. The Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the management determines that they are consistent with the fund’s investment objectives and policies and applicable regulatory requirements. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.
The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased.
The Fund may also enter into (a) contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of securities, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts.
The Fund may purchase or sell exchange-traded or over-the-counter put or call options on securities and indices based upon the prices, yields or spreads of securities.
The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also invest in delayed-delivery securities.
The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.
The Fund may invest, without limitation, in illiquid securities, which are securities that cannot be sold within seven days at a price which the fund would determine to be fair value. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities

Western Asset High Income Fund II Inc.

Act. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.
The Fund may invest in dollar rolls, asset-backed securities and mortgage-backed securities.
Principal Risk Factors
There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The following section includes a summary of the principal risks of investing in the Fund.
Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Below Investment Grade Securities (High-Yield) Risk. At any one time, substantially all of the Fund’s Managed Assets may be invested in high-yield debt securities. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Low Rated and Unrated Securities. The Fund may invest in instruments that are low rated or unrated. Debt securities of emerging market issuers may be considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.
Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.
Default Risk. Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments. A default could impact both interest and principal payments. High-yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.
The market values of medium and lower rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Western Asset High Income Fund II Inc.

Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Economic and Political Risks. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.
Investment Controls; Repatriation. Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Market Illiquidity. No established secondary markets may exist for many of the emerging market issuer securities in which the Fund may invest. Markets may become illiquid quickly. Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.
Currency Devaluations and Fluctuations. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition

Western Asset High Income Fund II Inc.

of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in emerging market countries than is available about U.S. issuers.
Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during a period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening.
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly.  The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of Common Stock or the Fund’s overall return.
Liquidity Risk. The Fund has no limit on its ability to purchase illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Duration Risk. The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk, as discussed above.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Leverage Risk. The Fund generally utilizes leverage, and under current market conditions intends to continue to use leverage. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded

Western Asset High Income Fund II Inc.

because leverage generally magnifies the effect of a change in the  value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Dollar Rolls, Asset-Backed Securities and Mortgage-Backed Securities Risk. The Fund may invest in dollar rolls, asset-backed securities and mortgage-backed securities. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Western Asset High Income Fund II Inc.

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred shares. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.
Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the investments may be negatively affected. The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has recently enacted and proposed to enact significant new tariffs and President Trump has directed various federal agencies to further evaluate key aspects of U.S trade policy, which could potentially lead to significant changes to current policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global

Western Asset High Income Fund II Inc.

economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Legislative and Regulatory Risk. Prices for high-yield securities may be affected by legislative and regulatory developments which could adversely affect the Fund’s net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. These risks generally are higher than issuers in emerging market countries.
Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to maximize current income. The Bylaws provide that the Fund shall be subject to the provisions of the MCSAA (as defined below). There can be no assurance, however, that the provisions of the MCSAA will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be
Western Asset High Income Fund II Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
consistent with its investment objective or aligned with the interests of long-term stockholders, such as liquidating debt investments prior to maturity, triggering taxable events for stockholders and decreasing the size of the Fund. See “Certain Provisions in the Charter and Bylaws” and “Certain Provisions in the Charter and Bylaws—Maryland Control Share Acquisition Act” (“MCSAA”). Such provisions may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the Fund, the Manager, Western Asset, the relevant listing exchange and their service providers are subject to the risk of cybersecurity incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private stockholder information) or proprietary information, cause the Fund, the Manager, Western Asset, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from

Western Asset High Income Fund II Inc.

purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The Fund, Western Asset, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the Manager. Cybersecurity incidents may result in financial losses to the Fund and its stockholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on March 23, 2022. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.
Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such

Western Asset High Income Fund II Inc.

withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
Western Asset High Income Fund II Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended April 30, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$14,583,228
Qualified Business Income Dividends Earned	§199A	$56,184
Section 163(j) Interest Earned	§163(j)	$45,910,310
Interest Earned from Federal Obligations	Note (1)	$356,583
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

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Western Asset
High Income Fund II Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo*
Eileen A. Kamerick**
Chair
Nisha Kumar
Peter Mason*
Hillary A. Sale*
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset High Income Fund II Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
HIX
*
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•  Personal information included on applications or other forms;
•  Account balances, transactions, and mutual fund holdings and positions;
•  Bank account information, legal documents, and identity verification documentation; and
•  Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•  Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.
Western Asset High Income Fund II Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90148-A  6/25

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2024 and April 30, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,668 in April 30, 2024 and $78,088 in April 30, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2024 and $0 in April 30, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in April 30, 2024 and $10,000 in April 30, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $65,000 in April 30, 2024 and $28,000 in April 30, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $342,635 in April 30, 2024 and $334,889 in April 30, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo*

Eileen A. Kamerick

Nisha Kumar

Peter Mason*

Hillary A. Sale*

* Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became members of the Audit Committee.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.
ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Western Asset Management Company, LLC Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.
•	Copies of proxy statements received with respect to securities in client accounts.
•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast;
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;
9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and
10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business.

What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Became Co-Chief Investment Officer of Western Asset in September 2023 with S. Kenneth Leech, with whom he leads the Global and US Strategy Committees; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Walter Kilcullen Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of April 30, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	61	$80.01 billion	None	None
	Other Pooled Vehicles	220	$47.38 billion	17	$2.16 billion
	Other Accounts	340	$101.44 billion	13	$6.45 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	11	$4.29 billion	None	None
	Other Pooled Vehicles	8	$574 million	3	$357 million
	Other Accounts	13	$869 million	None	None
Walter Kilcullen‡	Other Registered Investment Companies	7	$2.58 billion	None	None
	Other Pooled Vehicles	16	$7.41 billion	3	$357 million
	Other Accounts	12	$1.60 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of April 30, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Christopher F. Kilpatrick	A
Walter Kilcullen	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

(c) Consent of Independent Registered Public Accounting Firm.

Exhibit 99 CONSENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc. (HIX).

By:	/s/ Jane Trust

Jane Trust

Chief Executive Officer

Date:	June 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust

Jane Trust

Chief Executive Officer

Date:	June 27, 2025

By:	/s/ Christopher Berarducci

Christopher Berarducci

Principal Financial Officer

Date:	June 27, 2025